SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 1998
                                 ---------------
                        (Date of earliest event reported)


                       New England Community Bancorp, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                    0-14550                         06-1116165
                    -------                         ----------
           (Commission File Number)      (IRS Employer Identification No.)


        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

           This Form 8-K/A amends the Current Report on Form 8-K of New England Community Bancorp, Inc. ("NECB") dated August 26, 1998 (the "Original Form
8-K"), previously filed with the Securities and Exchange Commission (the "Commission"). The Original Form 8-K was filed to report the completion of the acquisition by NECB of Bank of South Windsor ("BSW"), a Connecticut charter bank and trust company. This Form 8-K/A presents the financial statements and pro forma financial information.

           This Form 8-K/A also amends the Original Form 8-K by reflecting the completion of the acquisition by NECB of Olde Port Bank & Trust ("OPBT"), a New Hampshire state-charted bank and trust company. (An Item 5 disclosure on Current Report on Form 8-K of NECB reporting the completion of this merger was previously filed with the Commission on July 17, 1998.) The Item 7 (b) (Pro Forma Financial Statements) of this Current Report reflects the mergers of both BSW and OPBT (the "Mergers") with NECB.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Businesses Acquired.

           Pursuant to the requirements of Rule 3-05 of Regulation S-X, the following financial statements for BSW (initially filed by BSW with the FDIC on Quarterly Report of BSW on Form 10-Q for the quarter ended June 30, 1998) are included in this filing:

               1. Balance Sheet as of June 30, 1998 (unaudited) and December 31, 1997.

               2. Statements of Income for the six months ended June 30, 1998 and 1997 (unaudited).

               3. Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

               4.   Notes to Unaudited Financial Statements.

               5. Audited Financial Statements as of and for the years ended December 31, 1997, 1996 and 1995. (Audited Financial Statements were previously filed in, and are incorporated by reference to, NECB's Registration Statement on Form S-4, File No. 333-57899).

     (b)  Pro Forma Financial Statements.

              Pursuant to the requirements of Article 11 Regulation S-X, the following pro forma financial statements for NECB, BSW and OPBT have been included in this filing. Other pro forma financial statements required by the above Article and not included in this filing were previously filed in, and are hereby incorporated by reference to, NECB's Registration Statement on Form S-4, File No. 333-57899.

               1. Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 1998 (unaudited).

               2.   Notes to Pro Forma Balance Sheet.

               3. Pro Forma Combined Condensed Consolidated Income Statement for the six months ended June 30, 1998 (unaudited).

               4    Notes to the Pro Forma Income Statements.

     (c)  Exhibits--None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW ENGLAND COMMUNITY BANCORP, INC.

Date:  October 13, 1998           By:  /s/ Anson C. Hall
                                       --------------------------
                                       Anson C. Hall
                                       Vice President and Treasurer
                                       (principal financial officer)

Item 7(a)
Financial Statements of Business Acquired

                              BANK OF SOUTH WINDSOR
                                 BALANCE SHEETS

                                                                             June 30, 1998          December 31,
(Amounts in thousands)                                                         (Unaudited)                  1997
=================================================================================================================
ASSETS:
     Cash and due from banks                                                   $     6,477           $     7,985
     Federal funds sold                                                              6,000                 1,900
                                                                               -----------           -----------
         Cash and cash equivalents                                                  12,477                 9,885
     Securities held-to-maturity                                                       500                 1,000
     Securities available-for-sale                                                  43,394                41,907
     Federal Home Loan Bank stock                                                    1,295                 1,295
     Loans outstanding                                                              95,571                99,947
         Less: allowance for
            possible loan losses                                                    (2,254)               (2,156)
                                                                               -----------           -----------
              Net loans                                                             93,317                97,791
     Accrued interest receivable                                                       965                 1,085
     Premises and equipment                                                            938                 1,009
     Other real estate owned                                                             0                   212
     Other assets                                                                    1,321                   939
                                                                               -----------           -----------
Total Assets                                                                   $   154,207           $   155,123
                                                                               ===========           ===========

Liabilities:
     Deposits:
         Noninterest bearing                                                   $    35,674           $    29,989
         Interest bearing                                                           93,819               102,914
                                                                               -----------           -----------
              Total deposits                                                       129,493               132,903
     Short-term borrowings                                                           4,340                 2,110
     Long-term borrowings                                                            8,500                 8,500
     Other liabilities                                                                 414                   773
                                                                               -----------           -----------
Total Liabilities                                                                  142,747               144,286

Shareholders' Equity:
     Common Stock                                                                    4,846                 4,791
     Additional paid-in capital                                                      3,844                 3,799
     Retained Earnings                                                               2,613                 2,049
     Net unrealized loss on securities
       available-for-sale                                                              157                   198
                                                                               -----------           -----------
Total Shareholders' Equity                                                          11,460                10,837
                                                                               -----------           -----------
Total Liabilities & Shareholders' Equity                                       $   154,207           $   155,123
                                                                               ===========           ===========

        The accompanying notes are an integral part of these statements.


                              BANK OF SOUTH WINDSOR
                                INCOME STATEMENTS
                                   (Unaudited)

(thousands of dollars; except per share data)
Six months ended June 30,                                                                 1998                  1997
-----------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
     Loans, including fees                                                              $4,548                $4,371
     Investment Securities                                                               1,360                 1,087
     Federal funds sold and other interest                                                  77                    55
                                                                                       -------               -------
         Total interest income                                                           5,985                 5,513
INTEREST EXPENSE:
     Deposits                                                                            1,895                 1,893
     Borrowed funds                                                                        323                   214
                                                                                       -------               -------
         Total interest expense                                                          2,218                 2,107
Net interest income                                                                      3,767                 3,406
Provision for possible loan losses                                                         180                   210
                                                                                       -------               -------
Net interest income after provision for possible loan losses                             3,587                 3,196
Noninterest income:
     Service charges, fees and commissions                                                 275                   358
     Investment securities losses, net                                                      13                    44
     Gain on the sales of loans, net                                                         0                     0
     Other                                                                                 121                   206
                                                                                       -------               -------
         Total noninterest income                                                          409                   608

NONINTEREST EXPENSE:
     Salaries and employee benefits                                                      1,573                 1,475
     Occupancy                                                                             319                   328
     Furniture and equipment                                                               150                   168
     Outside services                                                                      429                   454
     Postage and supplies                                                                  143                   125
     Insurance and assessments                                                              50                    66
     Losses (gains), writedowns, expenses - other real estate owned                       (142)                   44
     Acquisition expense                                                                   104                     0
     Other                                                                                 346                   307
                                                                                       -------               -------
         Total noninterest expense                                                       2,972                 2,967
Income before taxes                                                                      1,024                   837
Income taxes                                                                               419                   335
                                                                                       -------               -------

Net Income                                                                             $   605               $   502
                                                                                       =======               =======
Net income per share--Basic                                                            $  0.63               $  0.53
Net income per share--Diluted                                                             0.60                  0.53
Weighted average shares outstanding of common stock--Basic                                 959                   941
Weighted average shares outstanding of common stock--Diluted                             1,004                   941

        The accompanying notes are an integral part of these statements.

                              BANK OF SOUTH WINDSOR
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

(thousands of dollars)
Six Months Ended June 30,                                                                 1998          1997
------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
     Net income                                                                       $    605      $    502
     Adjustment for noncash charges (credits):
       Provision for depreciation and amortization                                         146           149
       Losses from sale or disposal and provisions to reduce the carrying value
          of other real estate owned, net                                                 (124)          (15)
       Securities losses (gains), net                                                      (13)          (44)
       Accretion of discounts and amortization of premiums on bonds, net                   486             8
       Provision for possible loan losses                                                  180           210
       (Increase) decrease in accrued interest income and other assets, net               (405)         (163)
         (Decrease) increase in accrued interest payable and other liabilities, net       (472)          289
                                                                                      --------      --------
              Net cash provided by operating activities                                    403           936
                                                                                      --------      --------

FINANCING ACTIVITIES:
     Increase (decrease) in non-interest bearing accounts                                5,685         2,111
     Increase (decrease) in interest-bearing accounts                                   (9,095)       11,560
     Increase (decrease) in short-term borrowings                                        2,230         1,204
     Increase (decrease) in long-term borrowings                                             0         5,250
     Proceeds from issuance of common stock and/or warrants                                100
     Cash dividends paid                                                                   (96)          (56)
                                                                                      --------      --------
              Net cash used for financing activities                                    (1,176)       20,069
                                                                                      --------      --------

INVESTING ACTIVITIES:
     Loans originated, net of principal collections                                      4,200        (2,942)
     Purchases of securities available-for-sale                                        (11,671)      (21,235)
     Proceeds from sales of securities available-for-sale                                6,758         5,880
     Proceeds from maturities of securities available-for-sale                           3,282         1,205
     Proceeds from maturities of securities held-to-maturity                               500
     Proceeds from sales of other real estate owned                                        337         1,141
     Purchases of premises and equipment, net                                              (41)          (72)
                                                                                      --------      --------
              Net cash provided by (used for) investing activities                       3,365       (16,023)
                                                                                      --------      --------
     Increase (decrease) in cash and cash equivalents                                    2,592         4,982
                                                                                      --------      --------
     Cash and cash equivalents, beginning of period                                      9,885         8,593
                                                                                      --------      --------
     Cash and cash equivalents, end of period                                         $ 12,477      $ 13,575
                                                                                      ========      ========

Schedule of noncash investing and financing activities:
     Loans charged off, net of recoveries                                                   82           206
     Income tax paid                                                                       926            65
     Interest paid                                                                       2,183         2,088

        The accompanying notes are an integral part of these statements.

                              Bank of South Windsor
                          Notes to Financial Statements
                            June 30, 1998 (Unaudited)

Note 1--Basis of Presentation

         BSW (the "Bank") is a state-chartered bank organized under the laws of the State of Connecticut engaged in the commercial banking business. Based in South Windsor, Connecticut the Bank operates two (2) branch banking offices located in East Hartford and Vernon, Connecticut. Its primary source of revenue is providing loans to customers, who are predominantly small- to mid-sized businesses as well as individuals generally residing within the Bank's service area.

         The balance sheet as of June 30, 1998, the statements of operations for the three and six month periods ended June 30, 1998 and 1997, and the statements of shareholders' equity and cash flows for the six month periods ended June 30, 1998 and 1997 have been prepared by the Bank without audit. Certain amounts for prior periods have been reclassified to conform with the current period presentation.

         In the opinion of management, the financial statements have been prepared in conformity with generally accepted accounting principles for interim financial statements and include all adjustments necessary to present fairly the financial position of the Bank as of June 30, 1998, the results of operations for the three and six month periods ended June 30, 1998 and 1997, and the changes in shareholders' equity and results of cash flows for the six month periods ended June 30, 1998 and 1997. Results of operations for the three and six month periods ended June 30, 1998 are not necessarily indicative of results for any other period.

         The balance sheet as of December 31, 1997, which has been included for comparative purposes, has been condensed from the audited statements for the year then ended. Certain information and note disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Bank's annual report on Form 10-K for the year ended December 31, 1997.


Note 2--Merger Agreement

         On March 19, 1998, the Bank announced a definitive agreement with New England Community Bancorp, Inc. ("NECB") to merge the Bank into and with New England Bank & Trust Company, a wholly owned subsidiary of NECB. Under the proposed merger, which is subject to various conditions, each share of the Bank's common stock will convert into 1.3204 shares of NECB common stock, subject to adjustment under certain circumstances. In connection with the merger agreement, the Bank and NECB entered into a stock option agreement dated March 19, 1998 pursuant to which NECB will have an option to purchase 215,000 shares of the Bank's common stock at $12.00 per share, which option is exercisable in certain circumstances. On August 10, 1998, the Bank's shareholders approved the merger. Pending the expected approval of the State of Connecticut Department of Banking, management anticipates that the effective date of the transaction will be August 14, 1998.


Note 3--Securities

                                                    June 30, 1998                 December 31, 1997
-----------------------------------------------------------------------------------------------------
                                               Amortized                       Amortized
                                                    Cost         Fair               Cost         Fair
(Amounts in thousands)                             Basis        Value              Basis        Value
-----------------------------------------------------------------------------------------------------
Debt securities issued by the U.S. Treasury
   and other U.S. government agencies            $11,692      $11,846            $17,954      $18,105
Debt securities issued by states and
    political subdivisions of the states           7,101        7,093              3,766        3,774
Mortgage-backed securities                        24,054       24,182             19,300       19,508
Other debt securities                                300          273                552          520
                                                 -------      -------            -------      -------
                                                 $43,147      $43,394            $41,572      $41,907
                                                 =======      =======            =======      =======

Note 4--Loans

(Amounts in thousands)
                                                    June 30,       December 31,
                                                      1998             1997
--------------------------------------------------------------------------------
Commercial and financial                         $    14,823       $    15,523
Real estate:
    Construction                                       4,035             3,112
    Residential                                       40,774            42,894
    Commercial                                        32,070            34,046
Consumer                                               3,869             4,372
                                                 -----------       -----------
Gross loans outstanding                          $    95,571       $    99,947
                                                 ===========       ===========

Note 5--Reserves for Loan and Other
          Real Estate Owned Losses

         Changes in the reserves were:

                                                         Six Months Ended
                                                             June 30,
                                                      ------------------------
                                                      1998             1997
------------------------------------------------------------------------------
Reserve for loan losses:
    Balance, beginning of year:                  $     2,156       $     1,973
       Provision charged to expense                      180               210
       Loan charge-offs                                 (176)             (216)
       Recoveries                                         94                10
                                                 -----------       -----------
       Balance, end of period                    $     2,254       $     1,977
                                                 ===========       ===========

Reserve for other real estate owned losses:
    Balance, beginning of year:                  $        32       $        50
       Provision (reversed) charged to expense           (32)               30
       Write-downs                                                         (40)
                                                 -----------       -----------
       Balance, end of period                    $         0       $        40
                                                 ===========       ===========


Note 6--Per Common Share Data

         The Bank adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128), effective December 15, 1997. Upon adoption of SFAS 128, all prior period earnings per share data were restated to conform with the new statement. The Statement replaced the presentation of primary earnings per share with the presentation of basic earnings per share. It also requires the presentation of basic and diluted earnings per share in the statements of operations. Basic earnings per common share were computed by dividing net income by the weighted average number of shares of common stock outstanding during the period (959,018 shares and 941,239 shares for the six month periods ended June 30, 1998 and 1997, respectively, and 959,740 and 941,239 for the three month periods ended June 30, 1998 and 1997, respectively). Diluted earnings per common share were computed by dividing net income by the weighted average number of shares of common stock outstanding during the period, increased by the number of shares issuable on the exercise of stock options, if dilutive, based upon the treasury stock method. The effect of the stock options in 1998 was to increase shares used in the diluted earnings per share calculation by 44,967 shares and 47,297 shares for the six and three month periods ended June 30, 1998, respectively. The effect of the stock options outstanding in 1997 was anti-dilutive and therefore not reflected in the computation of per common share amounts.


Note 7--Comprehensive Income

         The Bank adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130) effective January 1, 1998. This Statement established standards for separately reporting comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. Components of comprehensive income represent changes in equity resulting from transactions and other events and circumstances from nonowner sources. This Statement is effective for fiscal years beginning after December 15, 1997, and reclassification of financial statements for earlier periods provided for comparative purposes is required. Comprehensive income for the periods ended June 30, 1998 and 1997 is as follows:

                                                                    June 30,
                                                               -----------------
                                                                1998       1997
--------------------------------------------------------------------------------
Net income                                                     $ 605      $ 502
Other comprehensive income, net of tax
    Unrealized gains (losses) on securities:
        Change in unrealized holding gains (losses)
          Arising during the period                              (28)       127
        Less:  reclassification adjustment for gains
          Included in net income                                 (13)       (44)
                                                               -----      -----
Comprehensive income                                           $ 564      $ 585
                                                               =====      =====


Item 7(b)
Unaudited Pro Forma Financial Information

         The following unaudited Pro Forma Combined Balance Sheets as of June 30, 1998 combine the historical consolidated balance sheet of NECB, BSW and OPBT giving effect to the Mergers and using the exchange ratio of 1.3539 for BSW and
8.6674 for OPBT, accounted for as a pooling of interests, as if the Mergers were consummated as of such date, and the pro forma adjustments described in the notes thereto.

         The following unaudited Pro Forma Combined Income Statements for the year to date period ending on June 30, 1998 combine the historical consolidated statements of income of NECB, BSW and OPBT giving effect to the Mergers and the above exchange ratios, accounted for as a pooling of interests, as if the Mergers were consummated as of December 31, 1997, and the pro forma adjustments described in the notes thereto.

         The unaudited Pro Forma Financial Information is not necessarily indicative of the financial condition or results of operations which would have been achieved had the Mergers been consummated as of the beginning of the period for which such data is presented and should not be construed as being representative of future periods.



                                            PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)
                                                         As of June 30, 1998

                                                            NECB            BSW           OPBT        Proforma            Pro Forma
(000's omitted except per share data)               (Historical)   (Historical)     Historical     Adjustments              Results
------------------------------------------------------------------------------------------------------------------------------------
Cash & due from banks                                  $  36,669      $   6,477      $   3,464                           $  46,610
Federal funds sold                                         6,600          6,000            362                              12,962
Investments                                              128,414         45,189         12,496      $  (1,015)   (a)
                                                                                                         (344)   (b)       184,740
Mortgages held-for-sale                                    8,622                                                             8,622
Loans outstanding                                        400,356         95,571         31,799                             527,726
     Less allowance for loan losses                       (7,186)        (2,254)          (728)                            (10,168)
                                                       ---------      ---------      ---------      ---------            ---------
         Net loans                                       393,170         93,317         31,071                             517,558
Premises & equipment                                      11,167            938          1,175                              13,280
OREO                                                       1,624                           114                               1,738
Goodwill                                                   5,042                                                             5,042
Other assets                                              11,114          2,286            571                              13,971
                                                       ---------      ---------      ---------      ---------            ---------
Total Assets                                           $ 602,422      $ 154,207      $  49,253      $  (1,359)           $ 804,523
                                                       =========      =========      =========      =========            =========

Deposits:
     Noninterest-bearing                               $ 101,425      $  35,674      $   9,712                           $ 146,811
     Interest-bearing                                    401,586         93,819         31,735                             527,140
                                                       ---------      ---------      ---------      ---------            ---------
         Total Deposits                                  503,011        129,493         41,447                             673,951
Short-term borrowings                                     18,617          4,340          1,049                              24,006
Long-Term Debt                                            19,448          8,500          1,650                              29,598
Other Liabilities                                          4,727            414            210          2,627    (c)
                                                                                                         (138)   (b)         7,630
                                                       ---------      ---------      ---------      ---------            ---------
Total Liabilities                                        545,803        142,747         44,356          2,847              735,395

Equity
     Common stock                                            517          4,846             67         (4,729)   (d)           701
     Additional Paid-in-Capital                           51,165          3,844          2,789          4,729    (d)        62,527
     Retained earnings                                     3,966          2,613          1,994         (2,627)   (c)
                                                                                                       (1,015)   (a)         4,931
Unrealized losses on securities
        available for sale, net                              971            157             47           (206)   (b)           969
                                                       ---------      ---------      ---------      ---------            ---------
         Total Equity                                     56,619         11,460          4,897         (4,206)              69,128
                                                       ---------      ---------      ---------      ---------            ---------
Total Liabilities & Equity                             $ 602,422      $ 154,207      $  49,253      $  (1,359)           $ 804,523
                                                       =========      =========      =========      =========            =========

Shares outstanding                                         5,172            969             67            798    (e)         7,006
Book value/per share                                       10.95          11.82          72.59                                9.87

                                    See "Notes to Pro Forma Combined Balance Sheets (Unaudited)"

             Notes to Pro Forma Combined Balance Sheets (Unaudited)


(a)  Retirement, at cost, of BSW Common Stock owned by NECB.

(b)  Elimination of valuation  allowance of BSW Common Stock (difference between cost basis and market value at June 30, 1998) with offsetting entries to:
                  Other liabilities (deferred tax liability)............................         $   138
                  Unrealized gain on securities available for sale......................             206
                                                                                                 -------
                                                                                                 $   344
                                                                                                 =======

(c)  Estimated   expenses   related  to  offering  of  NECB  Common   Stock  and
     restructuring expenses--net of related tax benefit.

(d) Difference in par value of BSW and OPBT common stock and NECB common stock issued:

                  Elimination of par value of BSW Common Stock..........................         $  (4,846)
                  Elimination of par value of OPBT Common Stock.........................               (67)
                  Increase to reflect par value of NECB issued..........................               186
                                                                                                 ---------
                    Total...............................................................         $   4,727

(e)  Pro forma number of common shares outstanding:

             BSW common stock outstanding at June 30, 1998                                969,289
             Less:  BSW shares owned by NECB                                               47,264
                                                                                          -------
             Net shares to be exchanged                                                   922,025
             BSW Exchange ratio                                                                 1.3539

                  NECB common stock issued in the Reorganization                                          1,248,330
                    Less:  BSW Shares outstanding                                                           969,289
                                                                                                          ---------
                  Net Change in NECB common stock outstanding                                                              279,041
                                                                                                                           -------


             OPBT common stock outstanding at June 30, 1998                                67,465
             OPBT Exchange ratio                                                                8.6674

                  NECB common stock exchanged in the Reorganization                                         584,746
                  OPBT options converted to NECB common stock                                                 1,240
                                                                                                          ---------
                  Total NECB common stock issued in Reorganization                                          585,986
                    Less:  OPBT shares outstanding                                                           67,465
                                                                                                          ---------
                  Net change in NECB common stock outstanding                                                              518,521
                                                                                                                           -------

                                                                                                                           797,562
                                                                                                                           =======


                                          PRO FORMA COMBINED INCOME STATEMENTS (UNAUDITED)
                                                    Six Months Ended June 30 1998

                                                                       NECB               BSW             OPBT           Pro Forma
(000's omitted except per share data)                          (Historical)      (Historical)     (Historical)             Results
----------------------------------------------------------------------------------------------------------------------------------
Interest income                                                   $  22,163         $   5,985        $   1,973           $  30,121
Interest expense                                                      8,446             2,218              856              11,520
                                                                  ---------         ---------        ---------           ---------
Net interest income                                                  13,717             3,767            1,117              18,601
Provision for loan losses                                               562               180               63                 805

Noninterest revenue
  Service charges, fees and commissions                               1,541               275               86               1,902
  Investment securities gains, net                                    1,403                13                1               1,417
  Gain on sales of loans, net                                         1,367                                                  1,367
  Other                                                                  99               121               77                 297
                                                                  ---------         ---------        ---------           ---------
    Total                                                             4,410               409              164               4,983

Noninterest expense
  Salaries and employee benefits                                      5,860             1,573              374               7,807
  Occupancy                                                           1,042               319               50               1,411
  Furniture and equipment                                               772               150               65                 987
  Outside services                                                      541               429               28                 998
  Postage and supplies                                                  445               143               24                 612
  Insurance and assessments                                             166                50               11                 227
  Losses (gains), writedowns and expenses on other real estate           27              (142)               1                (114)
  Goodwill amortization                                                 195                                                    195
  Other                                                               2,051               450              319               2,820
                                                                  ---------         ---------        ---------           ---------
Total                                                                11,099             2,972              872              14,943
Income before taxes                                                   6,466             1,024              346               7,836
                                                                  ---------         ---------        ---------           ---------
Taxes                                                                 2,622               419              170               3,211
Net Income                                                        $   3,844         $     605        $     176           $   4,625
                                                                  =========         =========        =========           =========
Net income per share--Basic                                            0.74              0.63             2.61                0.66
Net income per share--Diluted                                          0.73              0.60             2.61                0.66
Weighted average shares of common shares--Basic                       5,167               959               67           7,050 (a)
Weighted average shares of common shares--Diluted                     5,301             1,004               67           7,245 (b)

                           See "Notes to Unaudited Pro Forma Combined Consolidated Income Statements"

            NOTES TO PRO FORMA COMBINED INCOME STATEMENTS (UNAUDITED)

(a) Certain historical data of BSW and OPBT have been reclassified on a pro forma basis to conform to NECB's classifications.

(b) The pro forma adjustment to shares outstanding is based upon historical shares outstanding of NECB plus historical shares outstanding of BSW and OPBT multiplied by the conversion ratio of 1.3539 and 8.6674 for BSW and OPBT, respectively, less the historical shares of BSW and OPBT outstanding.